Exhibit 32
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of Isabella Bank Corporation (the “Corporation”) on Form 10-Q for the quarterly period ended June 30, 2009 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Dennis P. Angner, Chief Executive Officer and Peggy L. Wheeler, Principal Financial Officer of the Corporation, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1) The Report fully complies with the requirements of section 13(a) or 15 (d) of the Securities Exchange Act of 1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

/s/ Dennis P. Angner
Chief Executive Officer

July 31, 2009

/s/ Peggy L. Wheeler
Principal Financial Officer

July 31, 2009

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